                                                                   EXHIBIT 10.10
                                                                  CONFORMED COPY

                                 AMENDMENT NO. 1

                                       TO

                             UNDERWRITING AGREEMENT

                                       AND

                              UNIT PURCHASE OPTION

     THIS AMENDMENT NO. 1 TO UNDERWRITING AGREEMENT and UNIT PURCHASE OPTION is
entered into as of the 20th day of October 2005, between Tremisis Energy
Acquisition Corporation ("Tremisis") and EarlyBirdCapital, Inc. ("EarlyBird").

     WHEREAS, Tremisis and EarlyBird are parties to that certain Underwriting
Agreement dated May 12, 2004 (the "Underwriting Agreement");

     WHEREAS, on May 18, 2004, Tremisis issued EarlyBird that certain unit purchase option to purchase 137,500 of Tremisis' Units ("UPO"); and

     WHEREAS, Tremisis and EarlyBird have agreed to certain modifications to the
Underwriting Agreement and UPO.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, payment of ten dollars ($10) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Underwriting Agreement is hereby amended to delete Sections 3.10,
3.11, 3.19, 7 and 8.6 thereof and replace each such section with the words
"INTENTIONALLY OMITTED."

     2. Section 5.2.1 of the UPO is hereby amended such that the "piggy-back"
registration rights afforded to EarlyBird during the seven-year period commencing on May 12, 2004 shall be the same as those granted to the initial stockholders of Tremisis pursuant to Section 2.2 of the Registration Rights
Agreement entered into by and among Tremisis and such holders on April 27, 2004 and amended at the Closing (as defined below).

     3. EarlyBird shall use commercially reasonable efforts to assist Tremisis in obtaining from the other holders of UPOs the amendment specified in paragraph
2, above. If Tremisis cannot obtain amendments from all UPO holders prior to the
Closing, EarlyBird shall enter into an "Exchange Agreement" with Tremisis (as provided in Section 10.5 of the UPO) to exchange all outstanding UPOs for new
UPOs containing the desired amendment.

     The foregoing amendments shall take effect on the closing ("Closing") of the merger contemplated by the Agreement and Plan of Merger dated as of October
20, 2005 among Tremisis, RAM

Energy Acquisition, Inc., RAM Energy, Inc. and the stockholders of RAM Energy,
Inc. Except as specifically amended hereby, all provisions of the Underwriting
Agreement and UPO shall remain in full force and effect.

                                         TREMISIS ENERGY ACQUISITION CORPORATION

                                         By: s/ Lawrence S. Coben
                                             --------------------
                                             Lawrence S. Coben
                                             Chairman of the Board

                                         EARLYBIRDCAPITAL, INC.

                                         By: s/ Steven Levine
                                             ----------------
                                             Steven Levine
                                             Managing Director

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